VALUED ADVISERS TRUST

LS Opportunity Fund

Supplement dated December 29, 2025 to the

Prospectus

dated October 1, 2025

(as supplemented from time to time)

The following information supplements and supersedes any information to the contrary relating to LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust (the “Trust”), contained in the Fund’s Prospectus dated October 1, 2025, as supplemented.

Effective December 30, 2025, the Prospectus is amended as follows:

All references to Prospector Partners, LLC are deleted in their entirety and replaced with Gator Capital Management, LLC, and all references to the “Sub-Advisor” shall instead be to the “Interim Sub-Advisor”.

The sub-section titled “Portfolio Management” on page 8 of the Prospectus under the section titled SUMMARY INFORMATION is deleted in its entirety and replaced with the following:

Portfolio Management

Investment Advisor – Long Short Advisors, LLC (the “Advisor”) is the investment manager of the Fund.

Investment Sub-Advisor – Gator Capital Management, LLC (the “Interim Sub-Advisor”) is the interim sub-advisor of the Fund.

Portfolio Manager –Derek Pilecki, founder and Chief Investment Officer of the Interim Sub-Advisor, has been the Portfolio Manager of the Fund since December 30, 2025.

The section titled “MANAGEMENT OF THE FUND” beginning on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

MANAGEMENT OF THE FUND

The Advisor’s office is located at 3330 Fairchild Gardens Avenue, Suite 30428, Palm Beach Gardens, FL 33420. The Advisor is responsible for overseeing the operations of the Fund and the activities of the Interim Sub-Advisor. The Interim Sub-Advisor’s offices are located at 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607. The Interim Sub-Advisor is responsible for managing the day-to-day investment decisions of the Fund.

The Advisor, a Pennsylvania limited liability company, is a registered investment advisor founded in 2010. The Interim Sub-Advisor, a Delaware limited liability company, is a registered investment advisor founded in 2008. As of June 30, 2025, the Interim Sub-Advisor had $270.8 Million in assets under management.

Management Fees

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The Fund is required to pay the Advisor a fee equal to 1.75% of the Fund’s average daily net assets. The Interim Sub-Advisor is paid by the Advisor for sub-advisory services computed and paid monthly according to the below schedule based on the net management fee the Advisor receives from the Fund.

Schedule of Fee Split between the Advisor and Interim Sub-Advisor:

Estimated BP Split Interim Sub-Advisor	Estimated BP Split Manager	Interim Sub-Advisor	Manager
0.875%	0.875%	50%	50%

A discussion of the factors that the Board of Trustees (the “Board”) considered in approving the Fund’s advisory agreement is contained in the Fund’s annual report dated May 31, 2025.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets. The contractual agreement is effective through September 30, 2026. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

Under the terms of the expense limitation agreement, the Advisor is required to waive fees and then reimburse expenses such that the net operating expense ratio of the Fund will not exceed the current operating expense limit of 1.95%.

For the fiscal year ended May 31, 2025, the Advisor received fees equal to 1.72% of the average daily net assets of the Fund, after fee waivers. As of the date of this Supplement, the Interim Sub-Advisor has not received any fees. For the fiscal year ended May 31, 2025, Prospector Partners, LLC, the Fund’s former sub-advisor, received fees equal to 0.86% of the average daily net assets of the Fund from the Advisor.

Portfolio Management

Derek Pilecki serves as the Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Derek Pilecki, CFA®. Mr. Derek Pilecki has been the founder and Chief Investment Officer of Gator Capital Management, LLC since 2008. Mr. Pilecki also manages another open end registered fund, a private investment partnership, and various separately managed accounts.

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Mr. Derek Pilecki holds an MBA with honors in Finance and Accounting from the University of Chicago and a BA in Economics from Duke University. Mr. Derek Pilecki holds the Chartered Financial Analyst® designation and is a member of the CFA Tampa Bay Society.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund, if any.

You should retain this Supplement for future reference.

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VALUED ADVISERS TRUST

LS Opportunity Fund

Supplement dated December 29, 2025 to the

Statement of Additional Information

dated October 1, 2025

(as supplemented from time to time)

The following information supplements and supersedes any information to the contrary relating to LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust (the “Trust”), contained in the Fund’s Statement of Additional Information dated October 1, 2025, as supplemented.

Effective December 30, 2025, the Statement of Additional Information is amended as follows:

All references to Prospector Partners, LLC are deleted in their entirety and replaced with Gator Capital Management, LLC, and all references to the “Sub-Advisor” shall instead be to the “Interim Sub-Advisor”.

The section titled INVESTMENT ADVISOR, on page 16 of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

INVESTMENT ADVISOR

The Fund’s Advisor is Long Short Advisors, LLC, 3330 Fairchild Gardens Avenue, Suite 30428, Palm Beach Gardens, FL 33420. The Advisor was formed in 2010 and is controlled by Matthew West. The Fund is the first mutual fund managed by the Advisor. The Advisor provides management services to the Fund pursuant to a management agreement (the “Agreement”) between the Fund and the Advisor.

The Fund’s Interim Sub-Advisor is Gator Capital Management, LLC, 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607. The Interim Sub-Advisor was formed in 2008 and is controlled by Dereck Pilecki. The Interim Sub-Advisor provides investment advisory assistance and day-to-day management of the Fund’s investments pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Interim Sub-Advisor and the Advisor. As of June 30, 2025, the Interim Sub-Advisor had $270.8 Million in assets under management.

Under the terms of the Agreement, the Advisor manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Advisor pays a portion of its fees to the Interim Sub-Advisor for the Interim Sub-Advisor’s advisory assistance and management services.

The Advisor has contractually agreed to waive or limit its fee and to reimburse certain Fund operating expenses, through September 30, 2026, so that the ratio of total annual operating expenses does not exceed 1.95%. This operating expense limitation does not apply to: (i) borrowing costs such as interest and dividends on securities sold short, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) expenses that the Fund has incurred but did not actually pay because of an

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expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses” and 12b-1 fees. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of repayment. This agreement may only be terminated by mutual consent of the Advisor and the Board.

The following table describes the advisory fees paid to the Advisor by the Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	(Fee Waiver/ Expense Reimbursement) or Advisor Recoupment	Net Advisory Fees Paid
May 31, 2025	$3,476,496	($59,068)	$3,417,428
May 31, 2024	$2,864,940	($75,095)	$2,789,845
May 31, 2023	$2,341,650	($63,106)	$2,278,544

The Advisor retains the right to use the name “Long Short Advisors” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Long Short Advisors” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Interim Sub-Advisor is paid by the Advisor for sub-advisory services computed and paid monthly according to the below schedule based on an amount the Advisor receives from the Fund taking into consideration any expense limitation or fee waiver arrangements as described above and in the Fund’s Prospectus.

Schedule of Fee Split between the Advisor and Interim Sub-Advisor

Estimated BP Split Sub- Advisor	Estimated BP Split Manager	Sub- Advisor	Manager
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0.875%	0.875%	50%	50%

The Advisor has not paid the Interim Sub-Advisor any sub-advisory fees as of the effective date of this Supplement. The following table describes the sub-advisory fees paid to Prospector Partners, LLC, the Fund’s former sub-advisor, by the Advisor for the periods indicated pursuant to the prior sub-advisory agreement:

Fiscal Year Ended	Interim Sub-Advisory Fees Paid
May 31, 2025	$1,708,714
May 31, 2024	$1,394,923
May 31, 2023	$1,139,272

About the Portfolio Manager

Derek Pilecki is responsible for managing the Fund.

In addition to the Fund, Mr. Pilecki is responsible for the day-to-day management of certain other accounts. The tables below show the number of, and total assets in, such other accounts as of November 30, 2025:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Pilecki	1	$65,109,877	2	$207,973,879	46	$20,689,913
Accounts where advisory fee is based upon account performance	0	N/A	2	$207,973,879	2	$19,181,916

Compensation: Mr. Derek Pilecki, as the principal and 100% owner of the Interim Sub-Advisor, is entitled to the Interim Sub-Advisor’s profits after expenses are paid. Accordingly, since profits are expected to increase as assets increase, Mr. Pilecki is expected to receive increased profits through his ownership of the Interim Sub-Advisor.

Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Manager uses the same proprietary investment methodology for the Fund as he uses for other clients. This means that the Portfolio Manager will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Interim Sub-Advisor may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Manager recommends the purchase or sale of various investments to other clients and does not purchase or sell the same investments for the Fund, or purchases or sells an investment for the

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Fund and does not include such investments in recommendations provided to other clients. This is because the Interim Sub-Advisor’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. The Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of family members. As a result of these activities, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

The Interim Sub-Advisor has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy or sell securities that may be owned, bought or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client.

Ownership of Fund Shares: As of December 1, 2025, the Portfolio Manager did not own shares of the Fund.

Exhibit B to the Statement of Additional Information, is deleted in its entirety and replaced with the following:

EXHIBIT B

GATOR CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures

Gator Capital Management, LLC (the “Firm”) has determined that it is in the best interests of its clients (each, a “Client”) to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by a Client.

Policy Statement

The Firm reserves the right to deviate from the general provisions contained within any part of this policy, including the proxy voting guidelines, and to vote for or against any issue regardless of the nature of the issue, if by doing so the Firm protects its client’s and shareholder’s interest and value.

The Firm has contracted with a third-party vendor of proxy voting services, Broadridge-Proxy Edge to provide voting services for the Firm’s accounts where the Firm has authorization and responsibility to vote those proxies. The Firm will generally follow proxy voting guidelines as included within this policy. It is contemplated that the Firm will be active in all proxy voting issues, however, there may be occasions when a vote is missed by Firm personnel.

Voting Procedures

Proxy votes are cast by our third-party proxy voting service. Periodically, a Portfolio Manager or other designated person will review proxies and confirm that voting for the proxies has been properly completed by the third-party proxy voting service. Ballots will be cast in accordance with our proxy voting guidelines. A record will be made and maintained of all votes.

The Firm may abstain from voting a proxy if it concludes that the effect on the client’s or shareholder’s economic interests or the value of the portfolio holding is indeterminable or

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insignificant. The Firm may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

The Firm will not directly advise the client or act for the client in any legal proceedings, including bankruptcies, involving securities held by the client’s account or the issuers of such securities.

Conflicts of Interest

Any conflict of interest will be resolved in the best interests of the Firm’s clients and fund shareholders. In the event a material conflict of interest is identified or believed to exist, the Firm may choose to defer to the voting recommendation of its third-party vendor’s voting recommendations.

The Firm shall also maintain records of any conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.

Proxy Voting Guidelines

The primary objective of the Firm’s proxy voting process is to make decisions that in our view have the potential to maximize a company’s shareholder value. The guidelines that follow are used as part of a general framework for guiding our voting of proxies. The Firm periodically reviews our guidelines to ensure they continue to be consistent with our principles of proxy voting.

I.       Corporate Governance

A.       Board of Directors

The Board of Directors is an important part of corporate governance for a company. Directors provide management oversight, offer strategic advice, establish corporate policies, and determine executive compensation. The Firm believes that directors should act in the best interest of shareholders and be held accountable for corporate results.

1.       Voting on Director Nominees

The following factors will be considered:

● Independence from conflicts of interest and a determination that the board is at least two-thirds independent.

● An inside director or affiliated independent director serves on the Audit, Compensation or Nominating Committees.

● A director sits on more than three public company boards.

● A CEO director sits on more than one outside public company board.

● A director’s attendance at board meetings is less than 75%.

● Diversity with respect to gender, ethnicity, culture, industry and academic experience.

● Director violations of laws or regulations.

● Material failure of fiduciary duties, which extend to the committees responsible for oversight of corporate governance issues.

2.       Separation of Chairman and CEO Positions

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The Firm will generally vote for shareholder proposals requesting separation of Chairman and CEO positions.

B.       Auditors

Auditors attest that financial records and accounting procedures comply with laws, assess the risk of material misstatement in financial reports, and evaluate the efficacy of internal controls. The Firm believes a company should maintain an effective internal audit system and have an independent outside audit performed to ensure the financial statements accurately reflect a company’s financial profile.

1.       Ratification of Auditors

The following factors will be considered:

● Lack of auditor independence.

● Tax and non-audit fees in relation to audit fees

● Evidence of poor accounting practices, including fraud, material restatements, material weaknesses in internal controls and SEC accounting investigations.

2.       Auditor Rotation

The Firm will generally vote against shareholder proposals mandating auditor rotation, regardless of auditor tenure, provided that the company has strong accounting policies and procedures, and there is an absence of poor accounting practices outlined above.

C.       Executive Compensation

Strong pay practices properly align executive interests with the creation of long-term shareholder value while enabling a company to attract and retain talent. When evaluating compensation packages, The Firm believes there should be evidence of a clear and successful link between pay and performance.

1.       Advisory Vote on Executive Compensation

The following factors will be considered:

● Analysis of executive pay and performance versus peers across different metrics.

● Detailed disclosure of performance targets that are aligned with key business metrics and consistent with or more challenging than publicly disclosed goals to shareholders.

● Share ownership of named executive officers.

● Evidence of poor pay practices including the following:

–       Egregious or excessive bonuses, equity awards or severance payments.

–       Special, non-performance based or guaranteed bonuses.

–       Adjustments to performance targets.

–       Repricing of stock options or stock appreciation rights.

–       Excessive perquisites.

–       Internal pay disparity.

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–       Long-term equity-based compensation that is 100% time-based.

D.       Shareholder Rights

As part owners of a company, shareholders have voting rights that provide the ability to influence management and determine policies through director elections and approval of corporate matters. The Firm believes the expansion of shareholder rights promotes the interests of shareholders and strengthens corporate governance by providing additional management oversight.

When evaluating shareholder proposals on shareholder rights, the following factors will be considered:

● Existing rights offered to shareholders.

● Potential outcomes, including decision-making focused on maximizing short-term stock price performance at the expense of long-term shareholder value creation.

1.       Proxy Access

The Firm will vote case-by-case on shareholder or management proposals requesting proxy access. The following factors will be considered:

● Share ownership thresholds of at least 3%.

● Share holding period thresholds of at least three years

● The maximum proportion of directors that may be nominated is 25%.

● Other factors such as company size, performance and shareholder responsiveness.

2.       Special Shareholder Meetings

The Firm will generally vote for shareholder proposals that provide shareholders the ability to call special meetings, unless this is already provided at a threshold of 25% or less.

3.       Written Consent

The Firm will generally vote for shareholder proposals that provide shareholders the ability to act by written consent, unless the company provides shareholders the ability to call special meetings at a threshold of 25% or less.

4.       Virtual Shareholder Meetings

The Firm may vote against members of the nominating and governance committees if a company has adopted virtual-only shareholder meetings and does not provide disclosure assuring that shareholders will be afforded the same rights as they would have at in-person meetings.

Proxy Vote Record Retention

The Firm shall maintain records of proxies voted in accordance with Section 204-2 of the Act, including proxy statements, and a record of each vote cast. The Firm shall also keep a copy of its policies and procedures and each written request from a client for proxy voting records and the

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Firm’s written response to any client request, either written or oral, for such records. Proxy voting records filed via EDGAR shall be considered maintained by the Firm. All proxy voting records are to be retained for five years, with the first two years in the offices of the Firm. All records may be maintained electronically.

Policy and Statement Requests

The Advisers Act requires the Firm to inform the client the manner in which they can obtain information regarding how the Firm has voted client proxies and how the client may obtain a copy of the Firm’s proxy voting policy. Questions related to this policy, the proxy voting process and/or information regarding how the Firm voted proxies relating to the client’s portfolio securities may be obtained by clients, free of charge, by contacting the Firm at derek.pilecki@gatorcapital.com.

Form N-PX Filing Logistics

The Firm is responsible for ensuring that the third-party proxy vote service maintains the complete proxy log and confirms the timely voting of proxies. The proxy vote log will be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted on behalf of the Firm’s Fund:

●       the name of the issuer

●       the exchange ticker symbol, if available

●       the CUSIP number, if available;

●       the shareholder meeting date;

●       a brief identification of the matter voted on;

●       whether the matter was proposed by the issuer or a security holder;

●       whether the Firm cast its vote on the matter;

●       how the Firm cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and

●       whether the Firm cast its vote for or against management.

The Firm shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider who will submit the filings in a timely manner.

You should retain this Supplement for future reference.